UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                  November 16, 2001
Date of Report  ____________________________


                               Vanstar Films, Inc.
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             (Exact name of registrant as specified in its chapter)

            Nevada                    0 - 30927                   980209053
  ----------------------------   ---------------------      ------------------
  (State or other jurisdiction  (Commission File Number)    (IRS Employer ID #)
       of incorporation)


1895 26th Street, West Vancouver, B.C., Canada                     V7V 4K2
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code 604-482-0111
                                                   ------------

                   1622 West 7th Ave, Vancouver, B.C., Canada
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          (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure


VANCOUVER, BC, Canada - November 16, 2001 - Vanstar Films, Inc. (OTCBB: VSTF) announces the resignation of David Raffa and Ron Voyer from the Board of Directors and the appointment of Michael Dyde and Bruce Woods as Directors of the Company.

Vanstar is a development stage company that has a plan of engaging in either a merger or an acquisition or some other transaction with an as yet unidentified company although there can be no assurance that such a target company can be found. In order to achieve that goal and to secure sufficient financing a re-structuring of the share capital is being evaluated.



                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            Vanstar Films, Inc.
                                            -----------------------------------
                                            (Registrant)

                                             /s/ John E. Curry
                                             ---------------------------------
Date November 16, 2001                       John E. Curry, C.A., President
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